QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.01

Citigroup Inc. Principal Subsidiaries as of December 31, 2005

LEGAL VEHICLE	INCORPORATION
192 Baker Avenue, LLC	Delaware
2490827 Nova Scotia Limited	Canada
3086148 Nova Scotia Company	Canada
3121615 Canada Inc.	Canada
399 Venture Partners, Inc.	Delaware
44-26 Hunter Street Realty Corporation	New York
525 Participacoes S.A.	Brazil
A.C.N. 050 432 089 Pty Limited	Australia
ABA SIS, S.A. de C.V.	Mexico
ACC CBNA Loan Funding LLC	Delaware
ACC CFPI Loan Funding LLC	Delaware
Acciones y Valores Banamex, S.A. de C.V. Casa de Bolsa, Integrante del Grupo Financiero Banamex	Mexico
Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
ACONA B.V.	Netherlands
Adam Capital Trust I	Delaware
Adam Capital Trust II	Delaware
Adam Capital Trust III	Delaware
Adam Statutory Trust I	Connecticut
Adam Statutory Trust II	Connecticut
Adam Statutory Trust III	Connecticut
Adam Statutory Trust IV	Connecticut
Adam Statutory Trust V	Connecticut
Adams Aircraft Ltd.	Japan
Administradora de Fondos de Pensiones y Cesantias S.A. Colfondos	Colombia
ADV One, Inc.	Delaware
ADV Three, Inc.	Delaware
Advanced Molded Packaging LLC	Delaware
AEL Leasing Co., Inc.	Pennsylvania
Afore Banamex AEGON, S.A. de C.V.	Mexico
AFSC Agency, Inc.	Arizona
AFSC Agency, Inc.	Delaware
AFSC Agency, Inc.	Montana
AFSC Agency, Inc.	New Mexico
AFSC Agency, Inc.	Washington
AIC Associates Canada Holdings, Inc.	Ontario, Canada
AIC Card Services, Inc.	Japan
Airlie CBNA Loan Funding LLC	Delaware
Airlie CFPI Loan Funding LLC	Delaware
Albacore Investments, Ltd.	Bahamas
Alternative Investments MGR, Ltd.	Cayman Is.
AMAD Holdings Inc.	Delaware
American Financial Life Insurance Company	Texas
American Health and Life Insurance Company	Texas
Anglesea LLC	Delaware

1 of 33

Anson Aircraft Ltd.	Japan
Antares Associates Limited	Bahamas
Arcadia Receivables Capital Corp.	Delaware
Arcadia Receivables Finance Corp. VII	Delaware
Arizant Inc.	Minnesota
Arrendadora Banamex, S.A. de C.V., Organización Auxiliar del Crédito, Grupo Financiero Banamex	Mexico
Arrendadora Financiera Associates, S.A. de C.V., Organizacion Auxiliar del Credito, Grupo Financiero Associates	Mexico
ARX CBNA Loan Funding LLC	Delaware
ARX CFPI Loan Funding LLC	Delaware
Ascot Aircraft Ltd.	Japan
Asesores Corporativos de Costa Rica, S.A.	Costa Rica
Asia Investors LLC	Delaware
Asia Mortgage Finance	Cayman Is.
Asset D Vehicle, Inc.	Delaware
Associated Madison Companies, Inc.	Delaware
Associates Asset Backed Securities Corp.	Delaware
Associates Auto Club Services International, Inc.	Delaware
Associates Auto Club Services, Inc.	Indiana
Associates Capital Investments, L.L.C.	Delaware
Associates Capital Limited	England & Wales
Associates Capital Services Corporation	Indiana
Associates Corporation of North America <A Texas Corporation>	Texas
Associates Credit Services, Inc.	Delaware
Associates Finance Taiwan, Inc.	Taiwan
Associates Financial Services (Mauritius) LLC	Mauritius
Associates First Capital Corporation	Delaware
Associates First Capital Mortgage Corporation	Delaware
Associates Home Equity Receivables Corp.	Delaware
Associates Housing Finance, LLC	Delaware
Associates India Holding Company Private Limited	India
Associates Information Services, Inc.	Delaware
Associates International Holdings Corporation	New York
Associates International Services, LLC	Delaware
Associates Mexico Holdings, LLC	Delaware
Associates Real Estate Financial Services Company, Inc.	Delaware
Associates Servicios de Mexico, S.A. de C.V.	Mexico
Associates Venture Capital, LLC	Delaware
Associates/Trans-National Leasing, Inc.	Delaware
AST StockPlan, Inc.	Delaware
Astaire Associates Limited	Bahamas
Atlantic General Insurance Limited	Bermuda
Atlantic Reinsurance Limited	Bermuda
ATV Loan Funding LLC	Delaware
ATV2 Loan Funding LLC	Delaware
Avantel Equipos, S.A. de C.V.	Mexico
Avantel Infraestructura, S.A. de C.V.	Mexico

2 of 33

Avantel Recursos, S.A. de C.V.	Mexico
Avantel Servicios, S.A. de C.V.	Mexico
Avantel, S.A.	Mexico
Avco Trust	England & Wales
AVL Loan Funding LLC	Delaware
AVL2 Loan Funding LLC	Delaware
Azabu Credit Management Company Ltd.	Cayman Is.
Baek Ho Asset Securitization Specialty Limited	South Korea
Ball (Nominee) & Co., L.L.C.	Delaware
BALTIC AIRCRAFT LTD.	Japan
Banamex Accival Asset Management, Ltd.	Ireland
Banamex USA Bancorp	California
Banco Citibank S.A.	Brazil
Banco de Desarrollo Citicorp, S.A.	Dominican Republic
Banco de Honduras S.A.	Honduras
Banco J.P. Morgan, S.A., Institucion de Banca Multiple, JP Morgan Grupo Financiero, en su Caracter de Institucion Fiduciaria bajo el Fideicomiso No. F/00202	Mexico
Banco J.P. Morgan, S.A., Institucion de Banca Multiple, JP Morgan Grupo Financiero, en su Caracter de Institucion Fiduciaria bajo el Fideicomiso No. F/0003	Mexico
Banco Nacional de Mexico, S.A.	Mexico
Bangkok e'Service Ltd.	Thailand
Bank Handlowy w Warszawie S.A.	Poland
Bank Rozwoju Cukrownictwa S.A.	Poland
Bankers Leasing Corporation	Massachusetts
Barnes & Co., L.L.C.	Delaware
Barrow Aircraft Ltd.	Japan
Benco & Co., L.L.C.	Delaware
Bershaw & Company	Canada
Black One Asset Securitization Specialty Limited	South Korea
Blackwater Aircraft Ltd.	Japan
BLC Corporation	Utah
Blue I Asset Securitization Specialty Limited	South Korea
Blue Three Asset Securitization Specialty Limited	South Korea
Blue Two Asset Securitization Specialty Limited	South Korea
Boldwater CBNA Loan Funding LLC	Delaware
Boldwater CFPI Loan Funding LLC	Delaware
Bond Collateral Agency GmbH	Germany
Borden & Co., L.L.C.	Delaware
Bow Lane Nominees Pty Ltd	Australia
Bowyang Nominees Pty Limited	Australia
BPQ (Hong Kong) Partnership	Hong Kong
Bracewood Developments Limited	British Virgin Is.
Brazil Bond Trust	New York
Brazil Holdings Inc. Limited	Bahamas
Brennan Limited	Cayman Is.
Brisbane Aircraft Ltd.	Japan
Bristol Aircraft Ltd.	Japan
Bronte Aircraft Ltd.	Japan

3 of 33

Bronte Finance Pty Limited	Australia
Buchanan Limited	Cayman Is.
Buconero LLC	Delaware
Budowa Centrum Plac Teatralny Sp. z o.o.	Poland
Bushnell CBNA Loan Funding LLC	Delaware
Bushnell CFPI Loan Funding LLC	Delaware
C.A.R.D. Realty Corp.	New York
Cabot Aircraft Ltd.	Japan
CAI RE Mezzanine Advisor III, LLC	Delaware
CAIROLI FINANCE S.R.L.	Italy
Cal Fed Holdings, Inc.	California
Cal Fed Insurance Agency, Inc.	California
Calex Nominees Pty Limited	Australia
California Commerce Bank[1]	California
Camwil Lease, Inc.	Delaware
Canary Fundo de Aplicacao em Quotas de Fundo de Investimento	Brazil
Canberra Aircraft Ltd.	Japan
Cannes Participacoes Ltda.	Brazil
Capital Fundo De Investimento Financeiro	Brazil
Capital Residential Fund Nominee No.1 Limited	England
Capital Residential Fund Nominee No.2 Limited	England
Casa de Bolsa Banamex, S.A. de C.V., Grupo Financiero Banamex	Mexico
CBC International Real Estate LP LLC	Delaware
CBC/TST Investments LLC	Delaware
CBL Capital Corporation	Delaware
CC Consumer Services of Alabama, Inc.	Alabama
CC Finance System Incorporated	Delaware
CC Home Lenders Financial, Inc.	Georgia
CC Home Lenders, Inc.	Ohio
CC Retail Services, Inc.	Delaware
CCD Immobilien Beteiligungs GmbH	Germany
CCIL (Nominees) Limited	Jersey, Channel Is.
CCIL Pension Scheme Trustees Limited	Jersey, Channel Is.
CCP NA Equity I LLC	Delaware
CCP NA Equity II LLC	Delaware
CCSCI, Inc.	Puerto Rico
CDC Holdings Inc.	Delaware
CDL Loan Funding LLC	Delaware
CEFOF GP I Corp.	Delaware
CELFOF GP Corp.	Delaware
Centaur Investment Corporation	Delaware
CFG 1, LLC	Delaware
CFJ K.K.	Japan
CG Casey I, LLC	Delaware
CGI Capital, Inc.	Delaware
CGI Private Equity LP LLC	Delaware
Cheapside (SSL) Limited	England
Cheapside Holdings (Jersey) Limited	Jersey, Channel Is.

4 of 33

Chelsea Participacoes Societarias e Investimentos Ltda.	Brazil
Chesapeake Appraisal and Settlement Services Agency of Alabama, Inc.	Alabama
Chesapeake Appraisal and Settlement Services Inc.	Maryland
Chesapeake Title Reinsurance Company, Inc.	Vermont
Chesapeake West Escrow Services Inc.	California
CHUD Corp.	Delaware
CIB Properties Limited	England
CIGPF I CORP.	New York
Citi (Nominees) Limited	Hong Kong
Citi Argentina (ABF) Trust	Bahamas
Citi Assurance Services, Inc.	Maryland
CITI BB-1 INVESTMENT FUND LLC	Delaware
Citi Cards Canada Inc.	Canada
Citi Cards Japan Kabushiki Kaisha	Japan
Citi Cards Nevada Acceptance Corp.	Delaware
Citi Cards South Dakota Acceptance Corp.	Delaware
Citi Center Building Corporation	Philippines
Citi Commerce Solutions of Canada Ltd.	Canada
Citi Inversiones, S.A. de C.V.	El Salvador
Citi Islamic Investment Bank E.C.	Bahrain
Citi Islamic Portfolios S.A.	Luxembourg
Citi Omni-S Finance LLC	Delaware
Citi Operaciones A.I.E.	Spain
Citi Overseas Investments Bahamas Inc.	Bahamas
Citi Pensions & Trustees Limited	England
Citi Recovery, A.I.E.	Spain
Citi Valores de El Salvador S.A. de C.V.	El Salvador
Citibank (Channel Islands) Limited	Jersey, Channel Is.
Citibank (Congo) S.A.R.L.	Dem. Rep. of Congo
Citibank (Costa Rica) Sociedad Anonima	Costa Rica
Citibank (Hong Kong) Limited	Hong Kong
Citibank (Nevada), National Association	United States
Citibank (Slovakia) a.s.	Slovak Republic
Citibank (South Dakota), National Association	United States
Citibank (Switzerland)	Switzerland
Citibank (Trinidad & Tobago) Limited	Trinidad & Tobago
Citibank (West) Bancorp Inc.	Delaware
Citibank (West) Holdings Inc.	Delaware
Citibank (West), FSB	United States
Citibank a.s.	Czech Republic
Citibank Agencia de Valores S.A.	Chile
Citibank Anonim Sirketi	Turkey
Citibank Aruba N.V.	Aruba
Citibank Australia Staff Superannuation Limited	Australia
Citibank Belgium S.A./N.V.	Belgium
Citibank Berhad	Malaysia
Citibank Brazilian Annex VI Trust	New York
Citibank Broker Correduria de Seguros S.A.	Spain

5 of 33

Citibank Canada	Canada
Citibank Canada Investment Funds Limited	Canada
Citibank Capital Corporation	Cayman Is.
Citibank Consumers Nominee Pte. Ltd.	Singapore
Citibank Corredores de Seguros Limitada	Chile
Citibank Cote d'Ivoire S.A.	Ivory Coast
Citibank del Peru S.A.	Peru
Citibank Delaware	Delaware
Citibank Employee Benefit Plan Trustees Ireland Limited	Ireland
Citibank Espana S.A.	Spain
Citibank Finance Limited	Singapore
Citibank Holdings Ireland Limited	Ireland
Citibank Insurance Brokerage S.A.	Greece
Citibank International	United States
Citibank International plc	England
Citibank Investments Limited	England
Citibank Ireland Financial Services plc	Ireland
Citibank Korea Inc.	South Korea
Citibank Leasing S.A.-Arrendamento Mercantil	Brazil
Citibank London Nominees Limited	England
Citibank Maghreb	Morocco
Citibank Malaysia (L) Limited	Malaysia
CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA	Venezuela
Citibank Mortgage Reinsurance, Inc.	Vermont
Citibank NMTC Corporation	Delaware
Citibank Nominees (Ireland) Limited	Ireland
Citibank Nominees (New Zealand) Limited	New Zealand
Citibank Nominees Ltd.	Canada
Citibank Nominees Singapore Pte. Ltd.	Singapore
Citibank Overseas Investment Corporation	United States
Citibank Pensions Trustees Ireland Ltd.	Ireland
Citibank Privatkunden AG & Co. KGaA	Germany
Citibank Romania S.A.	Romania
Citibank Savings, Inc.	Philippines
Citibank Securities (Taiwan) Limited	Taiwan
Citibank Singapore Limited	Singapore
Citibank Strategic Technology Inc.	Delaware
Citibank Tanzania Limited	Tanzania
Citibank Texas, National Association	United States
Citibank Uganda Limited	Uganda
Citibank USA, National Association	United States
Citibank Zambia Limited	Zambia
Citibank Zrt.	Hungary
Citibank, Federal Savings Bank	United States
Citibank, N.A.	United States
Citibank-Colombia S.A.	Colombia
Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.	Brazil
Citibank-Corretora de Seguros S.A.	Brazil

6 of 33

Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.	Brazil
Citibrazil Bond Fund—Fundo De Investimento Financeiro	Brazil
CitiBusiness-Leasing Financial Services Company Limited	Hungary
CitiCapital Commercial Corporation	Canada
CitiCapital Commercial Corporation	Delaware
CitiCapital Commercial Corporation <AL>	Alabama
CitiCapital Commercial Corporation of Louisiana	Louisiana
CitiCapital Commercial Leasing Corporation	Canada
CitiCapital Commercial Leasing Corporation	Indiana
Citicapital Fleet Limited	England & Wales
CitiCapital Leasing (June) Limited	England & Wales
CitiCapital Leasing (March) Limited	England
CitiCapital Limited	Canada
CitiCapital Small Business Finance, Inc.	Delaware
CitiCapital Technology Finance Ltd.	Canada
CitiCapital Technology Finance, Inc.	Pennsylvania
Citicard S.A.	Argentina
Citicards Credit Services, Inc.	Puerto Rico
Citiclient (CPF) Nominees Limited	Wales
Citiclient (CPF) Nominees No 2 Limited	Wales
Citiclient Nominees No 1 Limited	Wales
Citiclient Nominees No 2 Limited	Wales
Citiclient Nominees No 3 Limited	Wales
Citiclient Nominees No 4 Limited	Wales
Citiclient Nominees No 5 Limited	Wales
Citiclient Nominees No 6 Limited	Wales
Citiclient Nominees No 7 Limited	Wales
Citiclient Nominees No 8 Limited	Wales
Citi-Colombia (Nassau) Limited	Bahamas
Citicom de Mexico, S.A. de C.V.	Mexico
Citicorp (Jersey) Limited	Jersey, Channel Is.
Citicorp (Mexico) Holdings LLC	Delaware
Citicorp Administradora de Inversiones S.A.	Argentina
Citicorp Administrative Services, Inc.	Texas
Citicorp Aircraft Management, Inc.	Delaware
Citicorp Akademie GmbH	Germany
Citicorp Asesora de Seguros S.A.	Argentina
Citicorp Assurance Co.	Delaware
Citicorp Bankers Leasing Corporation	Delaware
Citicorp Bankers Leasing Finance Corporation	Delaware
Citicorp Banking Corporation	Delaware
Citicorp Capital Asia (Taiwan) Ltd.	Taiwan
Citicorp Capital I	Delaware
Citicorp Capital II	Delaware
Citicorp Capital Investors Europe Limited	Delaware
Citicorp Capital Investors Ltd.	Canada
Citicorp Capital Investors, Limited	Delaware
Citicorp Capital Markets Australia Limited	Australia

7 of 33

Citicorp Capital Markets Limited	India
Citicorp Capital Markets Sociedad Anonima	Argentina
Citicorp Capital Markets Uruguay S.A.	Uruguay
Citicorp Capital Philippines, Inc.	Philippines
Citicorp Card Services, Inc.	Delaware
Citicorp China Investment Management (BVI) Limited	British Virgin Is.
Citicorp China Investment Management Limited	Hong Kong
Citicorp Churchill Lease, Inc.	Delaware
Citicorp Commercial Finance (H.K.) Limited	Hong Kong
Citicorp Community Development, Inc.	New York
Citicorp Credit	Guam
Citicorp Credit Services, Inc.	Delaware
Citicorp Credit Services, Inc. (Delaware)	Delaware
Citicorp Credit Services, Inc. (USA)	Delaware
Citicorp Credit, Inc.	Japan
Citicorp Customer Services S.L.	Spain
Citicorp Data Systems Incorporated	Delaware
Citicorp Delaware Equity, Inc.	Delaware
Citicorp Delaware Properties, Inc.	Delaware
Citicorp Delaware Services, Inc.	Delaware
Citicorp Del-Lease, Inc.	Delaware
Citicorp Deutschland GmbH	Germany
Citicorp Development Center, Inc.	Delaware
Citicorp Dienstleistungs GmbH	Germany
Citicorp Diners Club Inc.	Delaware
Citicorp Diners Club Japan Kabushiki Kaisha	Japan
Citicorp Electronic Commerce, Inc.	New York
Citicorp Epic Finance, Inc.	Delaware
Citicorp Finance (India) Limited	India
Citicorp Finance (Thailand) Limited	Thailand
Citicorp Finance International Ltd.	Bermuda
Citicorp Finance Puerto Rico, Inc.	Puerto Rico
Citicorp Finance Taiwan Inc.	Taiwan
Citicorp Financial Services and Insurance Brokerage Philippines, Inc.	Philippines
Citicorp Financial Services Corporation	Puerto Rico
Citicorp Financial Services Limited	Hong Kong
Citicorp Finanziaria S.p.A.	Italy
Citicorp FSC I Ltd.	Bermuda
Citicorp FSC II Ltd	Bermuda
Citicorp Funding, Inc.	Delaware
Citicorp General Insurance Agency Corporation	Taiwan
Citicorp Global Holdings, Inc.	Delaware
Citicorp Global Lease, Inc.	Delaware
Citicorp Holdings Inc.	Delaware
Citicorp Home Equity, Inc.	North Carolina
Citicorp Home Mortgage Services, Inc.	North Carolina
Citicorp Information Technology, Inc.	Delaware
Citicorp Insurance Agency Co., Ltd.	Taiwan

8 of 33

Citicorp Insurance Agency of Nevada, Inc.	Nevada
Citicorp Insurance Agency, Inc.	Delaware
Citicorp Insurance Services S.A./N.V.	Belgium
Citicorp Insurance Services, Inc.	Delaware
Citicorp Insurance USA, Inc.	Vermont
Citicorp International Finance Corporation	Delaware
Citicorp International Limited	Hong Kong
Citicorp International Securities Finance Ltd	United Kingdom
Citicorp International Trading Company Argentina S.A.	Argentina
Citicorp International Trading Company, Inc.	Delaware
Citicorp Inversora S.A. Gerente de Fondos Comunes de Inversion	Argentina
Citicorp Investment Bank (Singapore) Limited	Singapore
Citicorp Investment Bank (The Netherlands) N.V.	Netherlands
Citicorp Investment Services	Delaware
Citicorp Investments Limited	Australia
Citicorp Investor Lease, Inc.	Delaware
Citicorp Leasing (Deutschland) GmbH	Germany
Citicorp Leasing (Thailand) Limited	Thailand
Citicorp Leasing Argentina S.A.	Argentina
Citicorp Leasing International, Inc.	Delaware
Citicorp Leasing, Inc.	Delaware
Citicorp Lescaman, Inc.	New York
Citicorp Limited	Australia
Citicorp Management AG	Germany
Citicorp Maruti Finance Ltd.	India
Citicorp Merchant Bank Limited	Trinidad & Tobago
Citicorp Mezzanine Partners III, L.P.	Delaware
Citicorp Mezzanine Partners, L.P.	New York
Citicorp Mortgage Securities, Inc.	Delaware
Citicorp MT Aquarius Ship, Inc.	Delaware
Citicorp MT Aries Ship, Inc.	Delaware
Citicorp Multilease (SEF), Inc.	Delaware
Citicorp National Services, Inc.	Delaware
Citicorp Nevada Credit, Inc.	Nevada
Citicorp Nevada Leasing, Inc.	California
Citicorp New Zealand Limited	New Zealand
Citicorp Nominees Pty. Limited	Australia
Citicorp North America, Inc.	Delaware
Citicorp Operations Consulting GmbH	Germany
Citicorp Payment Services, Inc.	Delaware
Citicorp Pension Management Ltd.	Bahamas
Citicorp Peru S.A. Sociedad Agente de Bolsa	Peru
Citicorp Peru Sociedad Titulizadora S.A.	Peru
Citicorp Petrolease, Inc.	Delaware
Citicorp Railmark, Inc.	Delaware
Citicorp Real Estate, Inc.	Delaware
Citicorp Securities (Japan) Limited	Cayman Is.
Citicorp Securities (Thailand) Ltd.	Thailand

9 of 33

Citicorp Securities Asia Pacific Limited	Hong Kong
Citicorp Securities International (RP) Inc.	Philippines
Citicorp Securities Investment Consulting Inc.	Taiwan
Citicorp Securities Services, Inc.	Delaware
Citicorp Securities West Africa	Ivory Coast
Citicorp Services Inc.	Delaware
Citicorp Services Limited	New Zealand
Citicorp Servium S.A.	Peru
Citicorp Sierra Lease, Inc.	Delaware
Citicorp Software and Technology Services (Shanghai) Limited	China
Citicorp Strategic Technology Corporation	Delaware
Citicorp Subsahara Investments, Inc.	Delaware
Citicorp Technology Holdings Inc.	Delaware
Citicorp Trading S.A.	Brazil
Citicorp Translease, Inc.	Delaware
Citicorp Trust Bank, fsb	United States
Citicorp Trust South Dakota	South Dakota
Citicorp Trust, N.A. (Florida)	United States
Citicorp Trust, National Association	United States
Citicorp Trustee (Singapore) Limited	Singapore
Citicorp Trustee Company Limited	England
Citicorp Tulip Lease, Inc.	Delaware
Citicorp USA, Inc.	Delaware
Citicorp Valores S.A. Sociedad de Bolsa	Argentina
Citicorp Vendor Finance, Inc.	Delaware
Citicorp Vendor Finance, Ltd.	Canada
Citicorp Venture Capital (Cayman) Ltd.	Cayman Is.
Citicorp Venture Capital Investors Limited	Cayman Is.
Citicorp Venture Capital Ltd.	New York
Citicorp Vermogensverwaltungs GmbH	Germany
Citicorp Vermogensverwaltungs GmbH & Co. Finanz KG	Germany
Citicorporate Limited	England
Citicredito S.A.	Honduras
Citidatos S.A.	Ecuador
CitiDel, Inc.	Delaware
CitiEquity Pan Europe Smaller Companies	Luxembourg
Citi-Europe Co-Invest, L.P.	Delaware
Citifin S.A. E.F.C.	Spain
Citifinance Limited	Jamaica
Citifinance Oy	Finland
Citifinance S.A.	Haiti
Citifinancial (Guernsey) Limited	Guernsey, Channel Is.
CitiFinancial (Isle of Man) Limited	England & Wales
CitiFinancial (Jersey) Limited	Jersey, Channel Is.
CitiFinancial Administrative Services of Canada, Inc.	Canada
CitiFinancial Auto Corporation	South Carolina
CitiFinancial Auto Credit, Inc.	Texas
CitiFinancial Auto, Ltd.	Minnesota

10 of 33

CitiFinancial Canada East Corporation	Canada
CitiFinancial Canada, Inc.	Canada
CitiFinancial Company	Delaware
Citifinancial Consumer Finance India Limited	India
CitiFinancial Consumer Services, Inc.	Delaware
CITIFINANCIAL CORPORATION	Philippines
CitiFinancial Corporation	Colorado
CitiFinancial Corporation Limited	England & Wales
CitiFinancial Corporation, LLC	Delaware
CitiFinancial Credit Company	Delaware
CitiFinancial Delaware LLC	Delaware
CitiFinancial Europe plc	England & Wales
CitiFinancial Holdings Limited	England & Wales
CitiFinancial Insurance Agency of Florida, Inc.	Florida
CitiFinancial Insurance Agency, Inc.	Wyoming
CitiFinancial Insurance Services India Limited	India
Citifinancial Japan, Co., Ltd.	Japan
Citifinancial Limited	England & Wales
CitiFinancial Management Corporation	Maryland
CitiFinancial Mortgage Company (FL), LLC	Delaware
CitiFinancial Mortgage Company, Inc.	New York
CitiFinancial Mortgage Company, LLC	Delaware
CitiFinancial Mortgage Securities Inc.	Delaware
CitiFinancial of Virginia, Inc.	Virginia
CitiFinancial of West Virginia, Inc.	West Virginia
CitiFinancial Print Limited	England & Wales
Citifinancial Promotora De Negocios & Cobranca Ltda.	Brazil
CitiFinancial Retail Services India Limited	India
CitiFinancial Services of Mississippi, LLC	Delaware
CitiFinancial Services of Puerto Rico, Inc.	Puerto Rico
CitiFinancial Services, Inc.	California
CitiFinancial Services, Inc.	Delaware
CitiFinancial Services, Inc.	Georgia
CitiFinancial Services, Inc.	Kentucky
CitiFinancial Services, Inc.	Massachusetts
CitiFinancial Services, Inc.	Minnesota
CitiFinancial Services, Inc.	Missouri
CitiFinancial Services, Inc.	Ohio
CitiFinancial Services, Inc.	Oklahoma
CitiFinancial Services, Inc.	Pennsylvania
CitiFinancial Services, Inc.	Utah
CitiFinancial Services, Inc.	Virginia
CitiFinancial, Inc.	Hawaii
CitiFinancial, Inc.	Iowa
CitiFinancial, Inc.	Kentucky
CitiFinancial, Inc.	Maryland
CitiFinancial, Inc.	New York
CitiFinancial, Inc.	Ohio

11 of 33

CitiFinancial, Inc.	South Carolina
CitiFinancial, Inc.	Tennessee
CitiFinancial, Inc.	Texas
CitiFinancial, Inc.	West Virginia
CitiFinancial, Inc. NC	North Carolina
Citifinanzberatung GmbH	Germany
Citiflight, Inc.	Delaware
CitiFriends Nominee Limited	England
Citigroup (Chile) S.A. Corredores de Bolsa	Chile
Citigroup (Jersey) Limited	Jersey, Channel Is.
Citigroup (UK) Pension Trustee Limited	England
Citigroup Alternative Investments European Fund Advisor, LLC	Delaware
Citigroup Alternative Investments General Real Estate Mezzanine Investments II, LLC	Delaware
Citigroup Alternative Investments GP, LLC	Delaware
Citigroup Alternative Investments Limited Real Estate Mezzanine Investments III LLC	Delaware
Citigroup Alternative Investments LLC	Delaware
Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC	Delaware
Citigroup Alternative Investments Opportunity Fund IV Associates, LLC	Delaware
Citigroup Alternative Investments Opportunity Fund V Associates (Domestic), LLC	Delaware
Citigroup Alternative Investments Opportunity Fund V Associates (International), LLC	Delaware
Citigroup Alternative Investments Private Equity GP LLC	Delaware
Citigroup Alternative Investments Real Estate GP LLC	Delaware
Citigroup Asia Pacific Holding Corporation	Delaware
Citigroup Asset Management Investments LLC	Delaware
Citigroup BUSA Holdings Inc.	Delaware
Citigroup Capital Finance Ireland Limited	England
Citigroup Capital II	Delaware
Citigroup Capital III	Delaware
Citigroup Capital IX	Delaware
Citigroup Capital Korea Inc.	South Korea
Citigroup Capital Sdn. Bhd.	Malaysia
Citigroup Capital VII	Delaware
Citigroup Capital VIII	Delaware
Citigroup Capital X	Delaware
Citigroup Capital XI	Delaware
Citigroup CCDE Investment Fund LLC	Delaware
Citigroup Commercial Mortgage Asia Limited	Cayman Is.
Citigroup Commercial Mortgage Participation LLC	Delaware
Citigroup Commercial Mortgage Securities Inc.	Delaware
Citigroup Credit Management Company Ltd.	Cayman Is.
Citigroup Delaware Finance General Partner LLC	Delaware
Citigroup Delaware Finance Limited Partnership	Delaware
Citigroup Delaware First Finance LLC	Delaware
CITIGROUP DEPOSITARY SERVICES (FRANCE)	France
Citigroup Derivatives Markets Inc.	Delaware
Citigroup Diversified Futures Fund L.P.	New York
Citigroup Employee Fund of Funds (Cayman) I, LP	Cayman Is.
Citigroup Employee Fund of Funds (DE-UK) I, LP	Delaware

12 of 33

Citigroup Employee Fund of Funds (Master Fund) I, LP	Delaware
Citigroup Employee Fund of Funds (UK) I, LP	United Kingdom
Citigroup Employee Fund of Funds (US-UK) I, LP	Delaware
Citigroup Employee Fund of Funds I, LP	Delaware
Citigroup Energy Inc.	Delaware
Citigroup Finance Canada Inc.	Canada
Citigroup Finance Limited Partnership	Delaware
Citigroup Finance LLC	Delaware
Citigroup Financial Products Inc.	Delaware
Citigroup Financial Strategies Inc.	Delaware
Citigroup FOF LLC	Delaware
Citigroup Forex Inc.	Delaware
Citigroup Fund Services (Bermuda) Ltd.	Bermuda
Citigroup Fund Services (BVI) Ltd.	British Virgin Is.
Citigroup Fund Services (Cayman) Ltd.	Cayman Is.
Citigroup Fund Services Canada Holding Co.	Canada
Citigroup Fund Services Canada, Inc.	Canada
Citigroup Fund Services, LLC	Delaware
Citigroup Funding Inc.	Delaware
Citigroup Funding Limited Partnership	Delaware
Citigroup General Partner LLC	Delaware
Citigroup Geneva Capital Strategies Inc.	Delaware
Citigroup GHS Holdings, Inc.	Delaware
Citigroup Global Investments Offshore Investment Holdings Ltd.	Cayman Is.
Citigroup Global Investments Real Estate LP LLC	Delaware
Citigroup Global Markets (Chile) S.A.	Chile
Citigroup Global Markets (International) Finance AG	Switzerland
Citigroup Global Markets (Loan Notes) Inc.	Delaware
Citigroup Global Markets (Proprietary) Limited	South Africa
Citigroup Global Markets Asia Capital Corporation Limited	Ireland
Citigroup Global Markets Asia Limited	Hong Kong
Citigroup Global Markets Asia Pacific Limited	Delaware
Citigroup Global Markets Australia Broker Holdings Pty Limited	Australia
Citigroup Global Markets Australia Financial Products Limited	Australia
Citigroup Global Markets Australia Holdings Pty Limited	Australia
Citigroup Global Markets Australia Nominees No. 2 Pty Limited	Australia
Citigroup Global Markets Australia Pty Limited	Australia
Citigroup Global Markets Canada Inc.	Canada
Citigroup Global Markets China Limited	Hong Kong
Citigroup Global Markets Commercial Corp.	Delaware
Citigroup Global Markets Deutschland AG & Co. KGaA	Germany
Citigroup Global Markets Eastern Europe Limited	England
Citigroup Global Markets Europe Finance Limited	England
Citigroup Global Markets Europe Limited	England
Citigroup Global Markets Finance Corporation & Co. beschrankt haftende KG	Germany
Citigroup Global Markets Finance Limited	New Zealand
Citigroup Global Markets Finance LLC	Delaware
Citigroup Global Markets Financial Products LLC	Delaware

13 of 33

Citigroup Global Markets Holdings GmbH	Switzerland
Citigroup Global Markets Holdings Inc.	New York
Citigroup Global Markets Hong Kong Futures And Securities Limited	Hong Kong
Citigroup Global Markets Hong Kong Holdings Limited	Hong Kong
Citigroup Global Markets Hong Kong Nominee Limited	Hong Kong
Citigroup Global Markets Inc.	New York
Citigroup Global Markets India Private Limited	India
Citigroup Global Markets International LLC	Delaware
Citigroup Global Markets Korea Securities Limited	South Korea
Citigroup Global Markets Limited	England
Citigroup Global Markets Malaysia Sdn. Bhd.	Malaysia
Citigroup Global Markets Management AG	Germany
Citigroup Global Markets Mauritius Private Limited	Mauritius
Citigroup Global Markets New Zealand Limited	New Zealand
Citigroup Global Markets Nominees (Proprietary) Limited	South Africa
Citigroup Global Markets Overseas Finance Limited	Cayman Is.
Citigroup Global Markets Polska Spolka z ograniczona odpowiedzialnoscia	Poland
Citigroup Global Markets Puerto Rico Inc.	Puerto Rico
Citigroup Global Markets Realty Corp.	New York
Citigroup Global Markets Representacoes Ltda.	Brazil
Citigroup Global Markets Services GmbH	Germany
Citigroup Global Markets Singapore Holdings Pte. Ltd.	Singapore
Citigroup Global Markets Singapore Pte. Ltd.	Singapore
Citigroup Global Markets Singapore Securities Pte. Ltd.	Singapore
Citigroup Global Markets Taiwan Limited	Taiwan
Citigroup Global Markets U.K. Equity Limited	England
Citigroup GSP Employees Fund, L.P.	Delaware
Citigroup Holdco Delaware Finance Inc.	Delaware
Citigroup Holdco Finance Inc.	Delaware
Citigroup Holding (Singapore) Private Limited	Singapore
Citigroup Holdings (Bermuda) Ltd.	Bermuda
Citigroup Index LLC	Delaware
Citigroup Information Technology Operations and Solutions Limited	India
Citigroup Institutional Trust Company	Delaware
Citigroup Insurance Holding Corporation	Georgia
Citigroup International Finance	Cayman Is.
Citigroup International Luxembourg Limited	England
Citigroup International Netherlands B.V.	Netherlands
Citigroup International Overseas Funding	Cayman Is.
Citigroup Investment Advisory Services Inc.	Delaware
Citigroup Investment Deutschland Kapitalanlagegesellschaft mit beschrankter Haftung	Germany
Citigroup Investment Holdings Inc.	Delaware
Citigroup Investments Inc.	Delaware
Citigroup Irish Investor LLC	Delaware
Citigroup IT Consulting GmbH	Germany
Citigroup Managed Futures LLC	Delaware
Citigroup Management Consulting (Shanghai) Co., Ltd.	China
Citigroup Management Corp.	Delaware

14 of 33

Citigroup Mortgage Loan Trust Inc.	Delaware
Citigroup Netherlands B.V.	Netherlands
Citigroup Nominee (Malaysia) Sdn. Bhd.	Malaysia
Citigroup Nominees (Asing) Sdn. Bhd.	Malaysia
Citigroup Nominees (Tempatan) Sdn. Bhd.	Malaysia
Citigroup Overseas Investment LLC	Delaware
Citigroup Participation Luxembourg Limited	United Kingdom
Citigroup Partners UK	England
Citigroup Payco I LLC	Delaware
Citigroup Payco II LLC	Delaware
Citigroup Payco III LLC	Delaware
Citigroup Payco LLC	Delaware
Citigroup Principal Investments Japan Ltd.	Cayman Is.
Citigroup Private Bank GP, Inc.	Delaware
Citigroup Property Investors Asia Kingsville II Ltd.	Cayman Is.
Citigroup Property Investors Asia Limited	Hong Kong
Citigroup Property Investors Global Real Estate Public Securities LLC	Delaware
Citigroup Property Investors US Real Estate Public Securities LLC	Delaware
Citigroup Property Limited	England
Citigroup Pty Limited	Australia
Citigroup Realty Services GmbH	Germany
Citigroup Risk Brokers Holding Company Inc.	Delaware
Citigroup Risk Brokers Inc.	Delaware
Citigroup Securities Clearing Australia Limited	Australia
Citigroup Securities Services (Bermuda) Ltd.	Bermuda
Citigroup Services (Japan) Ltd.	Cayman Is.
Citigroup Services LLC	Delaware
Citigroup South Africa Credit Products (Proprietary) Limited	South Africa
Citigroup Technology, Inc.	Delaware
Citigroup Trade Services (Malaysia) Sendirian Berhad	Malaysia
Citigroup Trust—Delaware, National Association	Delaware
Citigroup Vehicle Securities Inc.	Delaware
Citigroup Venture Capital Equity Partners, L.P.	Delaware
Citigroup Venture Capital GP Holdings, Ltd.	Delaware
Citigroup Venture Capital International Asia Pacific Limited	Bahamas
Citigroup Venture Capital International Brazil LLC	Delaware
Citigroup Venture Capital International Brazil, L.P.	Cayman Is.
Citigroup Venture Capital International Carried Interest Program Limited	Cayman Is.
Citigroup Venture Capital International Carried Interest, L.P.	Cayman Is.
Citigroup Venture Capital International Co-Investment Program Limited	Cayman Is.
Citigroup Venture Capital International Co-Investment, L.P.	Cayman Is.
Citigroup Venture Capital International Delaware Corporation	Delaware
Citigroup Venture Capital International Growth Partnership (Cayman), L.P.	Cayman Is.
Citigroup Venture Capital International Growth Partnership (Delaware), L.P.	Delaware
Citigroup Venture Capital International Growth Partnership Mauritius Limited	Mauritius

15 of 33

Citigroup Venture Capital International Growth Partnership, L.P.	Cayman Is.
Citigroup Venture Capital International Jersey Limited	Channel Is.
Citigroup Venture Capital International Mauritius Limited	Mauritius
Citigroup Venture Capital International Partnership G.P. Limited	Channel Is.
Citigroup Venture Capital LP Holdings, Ltd.	Delaware
Citigroup Venture Capital Manager Holdings, Ltd.	Delaware
Citigroup Washington, Inc.	District of Columbia
Citigroup Wealth Advisors Pty Limited	Australia
Citigroup/Fab Services, LLC	Delaware
CitiHousing, Inc.	South Dakota
Citi-Info, S.A. de C.V.	Mexico
Citi-Inmobiliaria e Inversiones, S.A. de C.V.	Honduras
Citilease Company Ltd.	Japan
Citilease Finansal Kiralama Anonim Sirketi	Turkey
CitiLeasing (Hungary) Ltd.	Hungary
Citileasing Egypt S.A.E.	Egypt
Citileasing OOO	Russia
Citileasing S.A.	Peru
Citileasing s.r.o.	Czech Republic
Citileasing Sp. z o.o.	Poland
CitiLife Financial Limited	Ireland
CitiMae, Inc.	Delaware
Citimarlease (Burmah I), Inc.	Delaware
Citimarlease (Burmah I), Inc. UTA (9/28/72)	Delaware
Citimarlease (Burmah Liquegas), Inc.	Delaware
Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)	Delaware
Citimarlease (Burmah LNG Carrier), Inc.	Delaware
Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)	Delaware
Citimarlease (Fulton), Inc.	Delaware
Citimarlease (Whitney), Inc.	Delaware
Citimerchant Bank Limited	Jamaica
CitiMortgage Asset Management, Inc.	New York
Citimortgage, Inc.	New York
Citinet Limited	England
Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.	Dominican Republic
Citinversiones, S.A.	Guatemala
Citinvestment Chile Limited	Bahamas
Citipartners Services Group A.I.E.	Spain
CitiProperties (BVI) Limited	British Virgin Is.
CitiRealty China (BVI) Limited	British Virgin Is.
Citisecurities Limited	Australia
Citiseguros Puerto Rico, Inc.	Puerto Rico
CitiService S.p.A.	Italy
Citishare Corporation	Delaware
CITISOLUTIONS FINANCIAL (UK) LIMITED	England & Wales
CitiSolutions Financial Limited	Ireland
CitiStreet Advisors LLC *	New Jersey
CitiStreet Australia Pty Limited *	Australia
CitiStreet International, LLC *	Delaware
CitiStreet LLCii	Delaware
CitiStreet Mortgage Services, Inc.*	New Jersey

16 of 33

Cititrading S.A. Casa de Valores	Ecuador
Cititrust (Bahamas) Limited	Bahamas
Cititrust (Cayman) Limited	Cayman Is.
Cititrust (Jersey) Limited	Jersey, Channel Is.
Cititrust (Kenya) Limited	Kenya
Cititrust (Mauritius) Limited	Mauritius
Cititrust (New Jersey) Limited	Delaware
Cititrust (Singapore) Limited	Singapore
Cititrust (Switzerland) Limited	Switzerland
Cititrust and Banking Corporation	Japan
Cititrust Colombia S.A. Sociedad Fiduciaria	Colombia
Cititrust Limited	Hong Kong
Cititrust S.p.A.-Istituto Fiduciario	Italy
Cititrust Services Limited	Bahamas
Citivalores Puesto de Bolsa, S.A.	Costa Rica
Citivalores S.A. Comisionista de Bolsa	Colombia
Citivalores, S.A.	Panama
Citivalores, S.A.	Guatemala
Citivic Nominees Limited	England
CJSC Citibank Kazakhstan	Kazakhstan
Clovelly Aircraft Ltd.	Japan
CM FSC I LTD.	Bermuda
CM FSC II Limited	Bermuda
CM FSC III Limited	Bermuda
CM FSC IV, Ltd.	Bermuda
CM Leasing Company	Canada
CM Leasing Member 1995 Trust-A1	Delaware
CM Leasing Member 1995 Trust-A2	Delaware
CM North America Holding Company	Canada
CM Tulip Holding Company	Canada
CMFC, Inc.	Puerto Rico
CMI of Delaware, Inc.	Delaware
Co-Investment II Luxco S.a.r.l.	Luxembourg
Co-Investment Limited II (M-Tel)	Cayman Is.
Co-Investment Limited Partnership I	Cayman Is.
Co-Investment Limited Partnership V (SOL)	Cayman Is.
Co-Investment LLC IX (Cordillera)	Delaware
Co-Investment LLC VII (Intcomex)	Delaware
Co-Investment LLC VIII (Palink)	Delaware
Collister Loft Finance LLC	Delaware
Collister Trust	Delaware
Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.	Mississippi
Commercial Credit Insurance Agency of Hawaii, Inc.	Hawaii
Commercial Credit Insurance Agency of Nevada, Inc.	Nevada
Commercial Credit Insurance Agency of New Mexico, Inc.	New Mexico
Commercial Credit International, Inc.	Delaware
Commonwealth Control, Inc.	Delaware
Commonwealth Plan, Inc., The	Massachusetts

17 of 33

Commonwealth System, Inc., The	Massachusetts
Communico	California
Compania Exportadora Cityexport S.A. en Liquidacion	Colombia
Coogee Aircraft Ltd.	Japan
Coogee Finance Pty Limited	Australia
Copelco Capital (Puerto Rico), Inc.	Puerto Rico
Copelco Capital Funding Corp. IX	Delaware
Copelco Capital Funding Corp. VI	Delaware
Copelco Capital Funding Corp. VIII	Delaware
Copelco Capital Funding LLC 99-B	Delaware
Copelco Capital Residual Funding LLC I	Delaware
Copelco Manager, Inc.	Delaware
Copelco Reinsurance Company, Ltd.	Bermuda
CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.	Ecuador
Corporacion Citibank G.F.C. S.A.	Costa Rica
Corporate Loan Funding I LLC	Delaware
Corporate Loan Funding III LLC	Delaware
Corporate Loan Funding IV LLC	Delaware
Corporate Loan Funding IX LLC	Delaware
Corporate Loan Funding V LLC	Delaware
Corporate Loan Funding VI LLC	Delaware
Corporate Loan Funding VII LLC	Delaware
Corporate Loan Funding XI LLC	Delaware
Corporate Loan Funding XIII LLC	Delaware
Court Square Capital Limited	Delaware
Courtney Park Leasehold, LLC	Florida
Coventry Aircraft Ltd.	Japan
CPI Asia NP, Ltd.	British Virgin Is.
CPI Capital Partners Europe GP LLC	Delaware
CPI Fund Investments LLC	Delaware
CPI Retail Active Management Programme Limited Partnership	Scotland
CPI-Sage Focused Service Urban Hotels Venture, LLC	Delaware
CPI-Sage Hotels Atlanta Mezz, LLC	Delaware
CPI-Sage Hotels Atlanta Owner, LLC	Delaware
CPI-Sage Hotels Brisbane Mezz, LLC	Delaware
CPI-Sage Hotels Brisbane Owner, LLC	Delaware
CPI-Sage Hotels Denver Mezz, LLC	Delaware
CPI-Sage Hotels Denver Owner, LLC	Delaware
CPI-Sage Hotels Hoffman Mezz, LLC	Delaware
CPI-Sage Hotels Hoffman Owner, LLC	Delaware
CPI-Sage Hotels Lessee Mezz, LLC	Delaware
CPI-Sage Hotels Lessee Venture, LLC	Delaware
CPI-Sage Hotels Lessee, LLC	Delaware
CPI-Sage Hotels Mezz Manager, LLC	Delaware
CPI-Sage Hotels Orlando Mezz, LLC	Delaware
CPI-Sage Hotels Orlando Owner, LLC	Delaware
CPI-Sage Hotels Owner Manager, LLC	Delaware
CPL CBNA Loan Funding LLC	Delaware

18 of 33

CPL CFPI Loan Funding LLC	Delaware
CReAM Trust	Jersey, Channel Is.
Credito Familiar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico
Crescent Services Pte. Ltd.	Singapore
CSA ROBIN AIRCRAFT LTD.	Japan
CSA SWAN AIRCRAFT LTD.	Japan
CT Mezzanine Fund III Manager LLC	Delaware
CT Mezzanine Partners II, L.P.	Delaware
CTA Capital LLC	Delaware
CTCL (BUKP) Fund Nominee No. 1 Limited	England
CTCL (BUKP) Fund Nominee No. 2 Limited	England
CTCL Property MHI Nominees No 1 Limited	England
CTCL Property MHI Nominees No 2 Limited	England
CTK Investors 1 LP	Delaware
CTK Investors 2 LP	Delaware
CUIM NOMINEE LIMITED	England
CVC Asia Pacific (Australia) Limited	Hong Kong
CVC Asia Pacific (Japan) Limited	Hong Kong
CVC Asia Pacific Consultants (Japan) Kabushiki Kaisha	Japan
CVC Asia Pacific Limited	Hong Kong
CVC Capital Funding, Inc.	Delaware
CVC Capital Funding, LLC	Delaware
CVC Executive Fund LLC	Delaware
CVC International (Palink) B.V.	Netherlands
CVC Management LLC	Delaware
Cyburt Hall Chandler Spectrum, LLC	Delaware
DCE Investments, Inc.	Delaware
Decmont 1 LLC	Delaware
Delphi I Asset Holding LLC	Delaware
Delphi I LLC	Delaware
Delphi Immobilien I GmbH	Germany
Delphi Servicing Holding Limited	United Kingdom
Department Stores National Bank	United States
Dervat Nominees Pty Limited	Australia
Desarrolladora Mexicana de Inmuebles, S.A. de C.V.	Mexico
Di Net Club S.r.l.	Italy
Diners Assurances SARL	France
Diners Club (Thailand) Limited, The	Thailand
Diners Club Argentina S.A.C. y de T.	Argentina
Diners Club de Mexico S.A. de C.V.	Mexico
Diners Club Europe S.p.A.	Italy
Diners Club International (Hong Kong) Limited	Hong Kong
Diners Club International (Taiwan) Limited	Taiwan
Diners Club International Ltd.	New York
Diners Club Italia S.r.l.	Italy
Diners Club of Greece Finance Company S.A.	Greece
Diners Club Pty Limited	Australia

19 of 33

Diners Club Switzerland Ltd.	Switzerland
Diners Club UK Limited	United Kingdom
Diners Club Uruguay S.A.	Uruguay
Diners Travel S.A.C. y de T.	Argentina
Direccion Profesional de Empresas Afiliadas, S.A.	Mexico
DN Capital European Digital Infrastructure Fund I, L.P.	Channel Islands
Dom Maklerski Banku Handlowego S.A.	Poland
Donat Investments S.A.	Bahamas
Donau Aircraft Ltd.	Japan
Dory 1 S.a.r.l.	Luxembourg
Dory 2 S.a.r.l.	Luxembourg
Dory 3 S.a.r.l.	Luxembourg
Dory 4 S.a.r.l.	Luxembourg
Drake & Co., LLC	Delaware
Drake Aircraft Ltd.	Japan
Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG	Germany
Dritte Gamma W(ertpapier) I(nvestitions) P(ortfolio) GbR	Germany
Dunhill-Lexington Leasehold LLC	Delaware
EAB Community Development Corp.	New York
Eagle Aircraft Ltd.	Japan
ECL Funding LLC	Delaware
ECL2 Funding LLC	Delaware
Educational Loan Center, Inc.	Delaware
Eiffel Aircraft Ltd.	Japan
EKB Kereskedelmi es Szolgaltato Kft.	Hungary
EM Special Opportunities Citigroup Ltd.	Cayman Is.
EM Special Opportunities Fund III LLC	Delaware
Empaques Moldeados de America Internacionales SRL de C.V.	Mexico
Empaques Moldeados de America SRL de C.V.	Mexico
Empaques Moldeados de America Techologias SRL de C.V.	Mexico
Eniti LLC	Delaware
Erico International Corporation	Ohio
e-Serve International Limited	India
Esmeril Trading Lda.	Portugal
ESO GP L.L.C.	Delaware
ESSL 1, Inc.	Delaware
ESSL 2, Inc.	Delaware
Estithmaar IRE (GP) Limited	Cayman Is.
Estithmaar Islamic Real Estate Fund Limited Partnership	Cayman Is.
EuroAmerican Capital Corporation Limited	Cayman Is.
Euromaia Finance LLC	Delaware
Europe Aircraft Ltd.	Japan
European GREIO/TIC Real Estate Investments LLC	Delaware
Event Driven Portfolio LLC	Delaware
Evergreen CBNA Loan Funding LLC	Delaware
Evergreen CFPI Loan Funding LLC	Delaware
EXCT Holdings, Inc.	Hawaii

20 of 33

EXCT Limited Partnership	Hawaii
EXCT LLC	Hawaii
FAB Financial, LP	Texas
FAB Holdings GP, LLC	Delaware
FAB Holdings LP, LLC	Delaware
Fairfax Holdings, Inc.	Delaware
Fairfield Aircraft Ltd.	Japan
Farfalla Prima LLC	Delaware
FBS CBNA Loan Funding LLC	Delaware
FBS CFPI Loan Funding LLC	Delaware
FCC Holding Corporation	Delaware
FCL Ship One, Inc.	Delaware
FCL Ship Three, Inc.	Delaware
FCL Ship Two, Inc.	Delaware
Feingold O'Keeffe Credit Fund CBNA Loan Funding LLC	Delaware
Feingold O'Keeffe Credit Fund CFPI Loan Funding LLC	Delaware
Feta Nominees Pty Limited	Australia
FHL Investimentos Ltda.	Brazil
Fideicomiso de Administracion y Pago, Socio Liquidador de Posicion de Terceros, numero 14016-1	Mexico
Fideicomiso de Administracion y Pago, Socio Liquidador de Posicion Propia, numero 13928-7	Mexico
Fifth Bai Yun Aircraft Ltd.	Japan
Fimen S.A.	Belgium
Financial Leasing Corporation	Massachusetts
Financial Reassurance Company, Ltd.	Bermuda
First Bai Yun Aircraft Ltd.	Japan
First Collateral Services, Inc.	Delaware
First Estate Corporation	California
First Family Financial Services, Inc.	Delaware
First National Nominees, Ltd.	Bahamas
Five Star Service Corporation	California
FiveStarz LLC	Delaware
FNB Real Estate Corp.	Texas
FNC Insurance Agency, Inc.	California
FNC-Comercio e Participacoes Ltda.	Brazil
FOFIP S.A.	Uruguay
Foreign Fund 1 Fundo de Investimento Financeiro	Brazil
Foreign Investment—Fundo De Investimento Financeiro	Brazil
Foremost Investment Corporation	Delaware
Forum Financial Group Polska Spolka z o.o.	Poland
FourStarz LLC	Delaware
Franciscan Financial Corporation	California
Franklin Loft Finance LLC	Delaware
FREPERP 1 LLC	Delaware
FREPERP 2 LLC	Delaware
Friday Services Pty Ltd	Australia
Fruehauf Finance Company	Michigan
FS Asia Holdings LLC	Delaware

21 of 33

FS Securities Holdings Inc.	Delaware
Fscwil Funding Limited Partnership	Delaware
Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG	Germany
Future Mortgages 1 Limited	England & Wales
Future Mortgages Limited	England & Wales
Futuretel S.A.	Brazil
Gamma Trans Leasing Verwaltungs GmbH	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Achte Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte Finanzierungs-Management KG	Germany
Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte Finanzierungs-Management KG	Germany
Gamma W(ertpapier) (Investitions) P(ortfolio) 1 GbR	Germany
Gamma W(ertpapier) (Investitions) P(ortfolio) II GbR	Germany
Gatehouse Leasehold LLC	Delaware
Geneva Capital Markets, LLC	Delaware
Geneva II LLC	Delaware
Geno Asset Finance GmbH	Germany
Gerlach (Nominee) & Co., L.L.C.	Delaware
GLENFED Development Corp.	California
Global Hedge Strategies, LLC	Delaware
GOF Loan Funding LLC	Delaware
GOF2 Loan Funding LLC	Delaware
Grand River Navigation Company	Delaware
Great Dane Finance Company	Delaware
Green One Asset Securitization Specialty Limited	South Korea
Greenwich (Cayman) I Limited	Cayman Is.
Greenwich (Cayman) II Limited	Cayman Is.
Greenwich (Cayman) III Limited	Cayman Is.
GREIO Al-Soor Realty L.P.	Delaware
GREIO Islamic GP LLC	Delaware
Grupo Financiero Associates, S.A. de C.V.	Mexico
Grupo Financiero Banamex, S.A. de C.V.	Mexico
Handlowy—Inwestycje Sp. z o.o.	Poland
Handlowy Investments II S.a.r.l.	Luxembourg
Handlowy Investments S.A.	Luxembourg
Handlowy Leasing S.A.	Poland
Handlowy Zarzadzanie Aktywami S.A.	Poland
Hank & Co., L.L.C.	Delaware
Hanseatic Real Estate B.V.	Netherlands
Harrison Loft Finance LLC	Delaware
Healthcote Limited	Hong Kong
Hibiscus CBNA Loan Funding LLC	Delaware
Hibiscus CFPI Loan Funding LLC	Delaware
Highpoint Investors LP	Delaware
Hillco Insurance Agency, Inc.	Ohio

22 of 33

Hipotecaria Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo
Financiero Associates	Mexico
Hispanic Growth LLC	Delaware
Hispanic Venture Corp.	Delaware
Hitchcock Investments S.A.	Bahamas
Holding BUSA II, S. de R.L. de C.V.	Mexico
Holding BUSA, S. de R.L. de C.V.	Mexico
Holland Leasehold LLC	Delaware
Home MAC Government Financial Corporation	District of Columbia
Home MAC Mortgage Securities Corporation	District of Columbia
Housing Securities, Inc.	Delaware
Hubert Funding Limited LLC	Delaware
Hudson Loft Finance LLC	Delaware
Huizhou One Limited	Mauritius
Hurley & Co., L.L.C.	Delaware
Hutton Investors Futures Fund, L.P. II	Delaware
Huwest Company, L.L.C.	Delaware
Iguacu Participacoes Ltda.	Brazil
Impulsora de Fondos Banamex, S.A. de C.V., Sociedad Operadora de Sociedades de Inversion	Mexico
Imref S.A. de C.V.	Mexico
Inmobiliaria Citibank, S.A. de C.V.	Mexico
Inmobiliaria Provincial del Norte, S.A. de C.V.	Mexico
Inmobirentsa S.A.	Ecuador
Inmobusiness S.A.	Ecuador
Inmociti S.A.	Ecuador
Inmuebles Banamex, S.A. de C.V.	Mexico
Intcomex, Inc.	Delaware
Inteligia, S.A.	Mexico
International Capital Funding Limited LLC	Delaware
International Equity Investments, Inc.	Delaware
International Finance Associates, B.V.	Netherlands
Inverfin Sdn. Bhd.	Malaysia
Inversiones Citicorp (R.D.), S.A.	Dominican Republic
Inversiones Citiminera S.A.	Chile
Inversiones y Adelantos, C.A.	Venezuela
Investment CBNA Loan Funding LLC	Delaware
Investment CFPI Loan Funding LLC	Delaware
Ironwood CPI Empire Pass JV LLC	Delaware
Ironwood CPI Empire Pass LLC	Delaware
Ironwood CPI Empire Pass MB LLC	Delaware
Island Abodes Corp.	New York
IWCO Direct Holdings Inc.	Delaware
JHSW Limited	England
JKO Prima LLC	Delaware
JKO Seconda LLC	Delaware
JL Crest Lease Co., Ltd.	Japan
JL Rouge Lease Co., Ltd.	Japan
JL Skyline Lease Co., Ltd.	Japan

23 of 33

JNC Partners Limited	Japan
Joliet Generation II, LLC	Delaware
JSCB Citibank (Ukraine)	Ukraine
Jupiter Aircraft Ltd.	Japan
JWH Strategic Allocation Master Fund LLC	New York
K2 Holdings (Cayman) Ltd.	Cayman Is.
K2 Macau Development Ltd.	Macau
K2 Macau Holdings (BVI) I Ltd.	British Virgin Is.
K2 Macau Holdings (BVI) II Ltd.	Cayman Is.
Keeper Holdings LLC	Delaware
KIL Loan Funding LLC	Delaware
KIL2 Loan Funding LLC	Delaware
Kinetic Financial Services Limited	India
King (Nominee) & Co., L.L.C.	Delaware
Kiruna Aircraft Ltd.	Japan
Knight CBNA Loan Funding LLC	Delaware
Knight CFPI Loan Funding LLC	Delaware
Kordula & Co., L.L.C.	Delaware
Latin American Investment Bank Bahamas Limited	Bahamas
Lava Trading Inc.	Delaware
Lava Trading Limited	England
Leasing Citibank S.A. Compania de Financiamiento Comercial	Colombia
Legg Mason Financial Services of Alabama, Inc.	Alabama
Legg Mason Financial Services, Inc.	Maryland
Legg Mason Insurance Agency of Massachusetts, Inc.	Massachusetts
Legg Mason Insurance Agency of Texas, Inc.	Texas
Legg Mason Insurance Agency, Inc.	Maryland
Legg Mason Wood Walker, Incorporated	Maryland
Legion Portfolios (Luxembourg)	Luxembourg
Legion Strategies LLC	Delaware
LEONE LEASE LTD.	Japan
LFC2 CFPI Loan Funding LLC	Delaware
LFC2 Loan Funding LLC	Delaware
Lindfield Trading Pty Limited	Australia
Liquidation Properties Holding Company Inc.	New York
Liquidation Properties Inc.	New York
LM Falcon Investment Strategies, Inc.	Maryland
Loan Funding I LLC	Delaware
Loan Funding III LLC	Delaware
Loan Funding IV LLC	Delaware
Loan Funding IX LLC	Delaware
Loan Funding V LLC	Delaware
Loan Funding VI LLC	Delaware
Loan Funding VII LLC	Delaware
Loan Funding XI LLC	Delaware
Loan Funding XIII LLC	Delaware
Loan Participation Holding Corporation	Delaware
Localto S.p.A.	Italy

24 of 33

London and Midland General Insurance Company	Canada
Long Stone Asset Holdings Limited	Ireland
Long Stone Funding LLC	Delaware
Lower Lakes Towing Ltd.	Canada
Lower Lakes Transportation Company	Delaware
LT Investment I, LLC	New York
LT Investment II, LLC	New York
MacA Inn LLC	Delaware
Madeleine Investments S.A.	Bahamas
Malibu CBNA Loan Funding LLC	Delaware
Malibu CFPI Loan Funding LLC	Delaware
MC2 Technologies, Inc.	Delaware
Melbourne Aircraft Ltd.	Japan
Mellery Aircraft Ltd.	Japan
Menara Citi Holding Company Sdn. Bhd.	Malaysia
Millcreek CBNA Loan Funding LLC	Delaware
Millcreek CFPI Loan Funding LLC	Delaware
Milton Power Corp.	Delaware
Mortgage Capital Funding Inc.	Delaware
MRC Holdings, Inc.	Delaware
MSX International, Inc.	Delaware
Muirfield Leasehold LLC	Delaware
N.C.B. Trust Limited	England
National Benefit Life Insurance Company	New York
National City Nominees Limited	England
National Equipment Rental Program, Inc.	Delaware
NETB Holdings LLC	Delaware
Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
Finanzierungs-Management KG	Germany
Nextco Inc.	Delaware
Nigeria International Bank Limited	Nigeria
Nimer & Co., L.L.C.	Delaware
Nippon Real Estate Investment	Cayman Is.
Nore Aircraft Ltd.	Japan
Norwich Property Trust Limited	England
Nostro Investment Corporation	Delaware
Nouvelle Entreprise De Developpement Financier "NEDFI" SAS	France
Novel Plaza Company Ltd.	Hong Kong
NSPL, Inc.	New York
NT Europe S.r.l.	Italy
Nueva Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico
Obsluga Funduszy Inwestycyjnych Spolka z o.o.	Poland
OHH Loan Funding LLC	Delaware
OHH2 Loan Funding LLC	Delaware
One Hunter Street—PGI LLC	New York
Oneport Originations Pty Ltd	Australia
OneStarz International Trade and Investments Corporation	Delaware
Opportunity Mem S.A.	Brazil

25 of 33

Opportunity Oeste S.A.	Brazil
Orange One Asset Securitization Specialty Limited	South Korea
Orbitech Limited	India
Orchard Aircraft Ltd.	Japan
Orchid Aircraft Ltd.	Japan
Orion Investment Ltd.	Japan
Outsourcing Investments Pty. Limited	Australia
Oxford Aircraft Ltd.	Japan
Pacific Plan, Inc., The	Massachusetts
Palace Place Limited Partnership	Canada
Palliser Nominees Limited	New Zealand
Park Knoll Leasehold LLC	Delaware
Park Tower Holdings, Inc.	Delaware
PB-SB 1983 I	New York
PB-SB 1985 VII	New York
PB-SB 1988 III	New York
PB-SB Investments, Inc	Delaware
PB-SB Ventures, Inc	Delaware
Pearl Labuan Holdings Limited	Malaysia
Pendragon Guinevere Fund LLC	England
Pensiones Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico
Peny & Co., L.L.C.	Delaware
Peregrine Investments, LLC	Maryland
Perennially Green, Inc.	New York
Perpica LLC	Delaware
PFS Investments Inc.	Georgia
PFS T.A., Inc.	Delaware
PFSL Investments Canada Ltd.	Canada
Phibro (Asia) Pte Ltd	Singapore
Phibro Energy Clearing, Inc.	Delaware
Phibro Energy Production, Inc.	Delaware
Phibro Futures and Metals Limited	England
Phibro GmbH	Switzerland
Phibro Inc.	Delaware
Phibro Resources Corp.	Delaware
Phinda Pty. Limited	Australia
Planeacion de Recursos Humanos, S.A. de C.V.	Mexico
Plaza Holdings LLC	Delaware
POP Trophy I Inc.	New York
POP Trophy Inc.	New York
Powerton Generation II, LLC	Delaware
PRH Afore Banamex Aegon, S.A. de C.V.	Mexico
Primerica Client Services Inc.	Canada
Primerica Client Services, Inc. <USA>	Delaware
Primerica Convention Services, Inc.	Georgia
Primerica Finance Corporation	Delaware
Primerica Financial Insurance Services of Texas, Inc.	Texas
Primerica Financial Marketing Partnership	Delaware

26 of 33

Primerica Financial Services (Canada) Ltd.	Canada
Primerica Financial Services Agency of New York, Inc.	New York
Primerica Financial Services Home Mortgages Limited Partnership of Arizona	Delaware
Primerica Financial Services Home Mortgages Limited Partnership of Ohio	Ohio
Primerica Financial Services Home Mortgages, Inc.	Georgia
Primerica Financial Services Insurance Marketing of Maine, Inc.	Maine
Primerica Financial Services Insurance Marketing of Nevada, Inc.	Nevada
Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.	U.S. Virgin Is.
Primerica Financial Services Insurance Marketing of Wyoming, Inc.	Wyoming
Primerica Financial Services Insurance Marketing, Inc.	Delaware
Primerica Financial Services Ltd.	Canada
Primerica Financial Services of Alabama, Inc.	Alabama
Primerica Financial Services of New Mexico, Inc.	New Mexico
Primerica Financial Services, Inc.	Nevada
Primerica Insurance Agency of Massachusetts, Inc.	Massachusetts
Primerica Insurance Marketing Services of Puerto Rico, Inc.	Puerto Rico
Primerica Insurance Services of Louisiana, Inc.	Louisiana
Primerica Life Insurance Company	Massachusetts
Primerica Life Insurance Company of Canada	Canada
Primerica Services, Inc.	Georgia
Primerica Shareholder Services	Georgia
Principal Mortgage Reinsurance Co.	Vermont
Pritired 1 LLC	Delaware
Procesadora de Plasticos Comerciales, S.A.	Mexico
Promociones Inmobiliarias Banamex, S.A. de C.V.	Mexico
Promotora de Bienes y Servicios Banamex, S.A. de C.V.	Mexico
Promotora de Sistemas de Teleinformatica, S.A. de C.V.	Mexico
Provencred 1	Cayman Is.
Provencred 2	Cayman Is.
Providence Associates, Ltd.	Bahamas
PT. Citigroup Finance Indonesia	Indonesia
PT. Citigroup Securities Indonesia	Indonesia
Quebec Aircraft Ltd.	Japan
RCP Capital, LLC	Delaware
Receivable Management Services International, Inc.	Delaware
Redlands Financial Services, Inc.	California
Registra Securita Trust GmbH	Germany
Remy International, Inc.	Delaware
Repfin Ltda.	Colombia
Reseller Finance Corporation	Delaware
Ret Participacoes S.A.	Brazil
R-H Capital Partners, L.P.	Delaware
R-H Capital, Inc.	Delaware
R-H Venture Capital, LLC	Delaware
R-H/Travelers, L.P.	Delaware
Rio Bogan Empreendimentos e Participacoes Ltda.	Brazil
Robinson-Humphrey Insurance Services Inc.	Georgia
Robinson-Humphrey Insurance Services of Alabama, Inc.	Alabama

27 of 33

Robinson-Humphrey Netlanta(sm) Fund I, L.P.	Georgia
Rose Bay Trading Pty Limited	Australia
S.P.L., Inc.	Delaware
Sagres—Sociedade de Titularizacao de Creditos, S.A.	Portugal
Salomon Brothers All Cap Value Fund	New York
Salomon Brothers Asia Growth Fund Limited	Cayman Is.
Salomon Brothers Asset Management Limited	England
Salomon Brothers Housing Investment Inc	Delaware
Salomon Brothers International Operations (Japan) Inc.	Delaware
Salomon Brothers International Operations (Jersey) Limited	Jersey, Channel Is.
Salomon Brothers International Operations (Overseas) Limited	Jersey, Channel Is.
Salomon Brothers International Operations Inc	Delaware
Salomon Brothers Investments LLC	Delaware
Salomon Brothers Large Cap Core Equity Fund	New York
Salomon Brothers Mortgage Securities III, Inc	Delaware
Salomon Brothers Mortgage Securities VI, Inc	Delaware
Salomon Brothers Mortgage Securities VII, Inc	Delaware
Salomon Brothers Overseas Inc	Cayman Is.
Salomon Brothers Pacific Holding Company Inc	Delaware
Salomon Brothers Real Estate Development Corp	Delaware
Salomon Brothers Russia Holding Company Inc	Delaware
Salomon Brothers Tosca Inc.	Delaware
Salomon Brothers Variable Large Cap Growth Fund	New York
Salomon Global Horizons Global Equity Fund	Cayman Is.
Salomon Reinvestment Company, Inc	Delaware
Salomon Smith Barney AAA Energy Fund L.P. II	New York
Salomon Smith Barney Canada Holding Company	Canada
Salomon Smith Barney Diversified 2000 Futures Fund L.P.	New York
Salomon Smith Barney Fairfield Futures Fund L.P.	New York
Salomon Smith Barney Global Diversified Futures Fund L.P.	New York
Salomon Smith Barney Hicks Muse Partners L. P.	Delaware
Salomon Smith Barney Orion Futures Fund L.P.	New York
Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.	Delaware
Salomon Smith Barney/Travelers Real Estate Fund, L.P.	Delaware
Salomon Smith Barney/Travelers REF GP, LLC	Delaware
Salomon Swapco Inc.	Delaware
Salsco, Inc.	Texas
San Francisco Auxiliary Corporation	California
Saturn Ventures, LLC	Delaware
SB AAA Master Fund LLC	New York
SB Cayman Holdings I Inc.	Delaware
SB Cayman Holdings II Inc.	Delaware
SB Cayman Holdings III Inc.	Delaware
SB Cayman Holdings IV Inc.	Delaware
SB Funding Corp.	Delaware
SB Motel Corp.	Delaware
SB Plano Corporation	Texas
SBHU Life Agency of Arizona, Inc.	Arizona

28 of 33

SBHU Life Agency of Indiana, Inc.	Indiana
SBHU Life Agency of Ohio, Inc.	Ohio
SBHU Life Agency of Oklahoma, Inc.	Oklahoma
SBHU Life Agency of Texas, Inc.	Texas
SBHU Life Agency of Utah, Inc.	Utah
SBHU Life Agency, Inc.	Delaware
SBHU Life Insurance Agency of Massachusetts, Inc.	Massachusetts
SBJV, LLC	Delaware
SBRFC, LLC	Delaware
SBS Insurance Agency of Hawaii, Inc.	Hawaii
SBS Insurance Agency of Idaho, Inc.	Idaho
SBS Insurance Agency of Maine, Inc.	Maine
SBS Insurance Agency of Montana, Inc.	Montana
SBS Insurance Agency of Nevada, Inc.	Nevada
SBS Insurance Agency of South Dakota, Inc.	South Dakota
SBS Insurance Agency of Wyoming, Inc.	Wyoming
SBS Insurance Brokerage Agency of Arkansas, Inc.	Arkansas
SBS Insurance Brokers of Kentucky, Inc.	Kentucky
SBS Insurance Brokers of New Hampshire, Inc.	New Hampshire
SBS Insurance Brokers of North Dakota, Inc.	North Dakota
SBS Life Insurance Agency of Puerto Rico, Inc.	Puerto Rico
Scanports Limited	England
Scanports Shipping, Inc.	Delaware
Schroder (Malaysia) Holdings Sdn. Bhd.	Malaysia
Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.	Delaware
Schroder Wertheim Holdings I Inc.	Delaware
Schroders Malaysia (L) Berhad	Malaysia
Scott Aircraft Ltd.	Japan
Scottish Provident (Irish Holdings) Limited	Ireland
SDL 1 Investor, L.P.	England and Wales
Seagull Aircraft Ltd.	Japan
Sears Life Insurance Company	Texas
Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Second Bai Yun Aircraft Ltd.	Japan
Second Insurance Agency, Inc.	Missouri
Secundus Nominees (Jersey) Limited	Jersey, Channel Is.
Seguros Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex	Mexico
Sepraci 1 LLC	Delaware
Sepraci 2 LLC	Delaware
Sepraci 3 LLC	Delaware
Servicios Comerciales S.A.C.I.M. y F.	Argentina
Servicios Corporativos Afore Banamex, S.A. de C.V.	Mexico
Servicios Corporativos Credito Familiar, S.A. de C.V.	Mexico
Servicios Corporativos de Finanzas, S.A. de C.V.	Mexico
Servicios Corporativos SBA, S.A. de C.V.	Mexico
Servicios Ejecutivos Banamex, S.A. de C.V.	Mexico

29 of 33

Servicios Financieros Citibank (Chile) S.A.	Chile
Servifondos, S.A. de C.V.	Mexico
Seven World Holdings LLC	Delaware
Seven World Technologies, Inc	Delaware
SFJV 2004-1, LLC	Delaware
SFJV 2004-B, LLC	Delaware
SFJV-2002-1, LLC	Delaware
Shanghai Yong Tai Real Estate Development Company Ltd.	China
Shearson Mid-West Futures Fund	New York
Shearson Select Advisors Futures Fund L.P.	Delaware
Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
SIL Loan Funding LLC	Delaware
SIL2 Loan Funding LLC	Delaware
Silefed S.R.L.	Argentina
Skeet Nominees Pty Ltd	Australia
SKY CBNA Loan Funding LLC	Delaware
SKY CFPI Loan Funding LLC	Delaware
SL&H Reinsurance, Ltd.	St. Kitts & Nevis
SLC Student Loan Receivables I, Inc.	Delaware
Smith Barney (Ireland) Limited	Ireland
Smith Barney AAA Energy Fund L.P.	New York
Smith Barney Cayman Islands, Ltd.	Cayman Is.
Smith Barney Consulting Partnership, LP	Delaware
Smith Barney Credit Services (Cayman) Ltd.	Cayman Is.
Smith Barney Diversified Futures Fund L.P.	New York
Smith Barney Diversified Futures Fund L.P. II	New York
Smith Barney Europe Holdings, Ltd.	England
Smith Barney Global Markets Futures Fund L.P.	New York
Smith Barney Investors L.P.	Delaware
Smith Barney Life Agency Inc.	Louisiana
Smith Barney Mid-West Futures Fund LP II	New York
Smith Barney Potomac Futures Fund, L.P.	New York
Smith Barney Principal Plus Futures Fund L.P. II	New York
Smith Barney Private Trust Company (Cayman) Limited	Cayman Is.
Smith Barney Private Trust GmbH	Switzerland
Smith Barney Realty, Inc.	Delaware
Smith Barney Risk Investors, Inc.	Delaware
Smith Barney Tidewater Futures Fund L.P.	New York
Smith Barney Venture Corp.	Delaware
Smith Barney Westport Futures Fund L.P.	New York
Sociedad Financiera Associates, S.A. de C.V., Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates	Mexico
SOL Loan Funding LLC	Delaware
SOL2 Loan Funding LLC	Delaware
SOMANAD 1 LLC	Delaware
SOMANAD 2 LLC	Delaware
SOMSC Services, Inc.	Michigan

30 of 33

Southern Graphics Systems, Inc.	Delaware
Southwest Service Agreements, Inc.	North Carolina
Sparks CBNA Loan Funding LLC	Delaware
Sparks CFPI Loan Funding LLC	Delaware
SPL 1, Inc.	New York
SSB BB Inc.	Delaware
SSB Capital Partners (Cayman) I, LP	Cayman Is.
SSB Capital Partners (DE-UK) I, LP	Delaware
SSB Capital Partners (Master Fund) I, LP	Delaware
SSB Capital Partners (UK) I, LP	United Kingdom
SSB Capital Partners (US-UK) I, LP	Delaware
SSB Capital Partners I, LP	Delaware
SSB Greenwich Street Partners LLC	Delaware
SSB Keeper Holdings LLC	Delaware
SSB Private Management LLC	Delaware
SSB Vehicle Securities Inc.	Delaware
SSBCP Energy I, LLC	Delaware
SSBCP GP I Corp.	Delaware
SSBCPE Corp.	Delaware
SSBPIF GP Corp.	Delaware
St. Louis Aircraft Ltd.	Japan
Stamford Aircraft Ltd.	Japan
Stately & Co., L.L.C.	Delaware
Stedman CBNA Loan Funding LLC	Delaware
Stedman CFPI Loan Funding LLC	Delaware
Stichting TST Dutch Foundation	Netherlands
Stirling Square Capital Partners IV, LP	Channel Is.
STK CBNA Loan Funding LLC	Delaware
Storms & Co., L.L.C.	Delaware
Strategic Industries, LLC	Maryland
Structured Products Corp	Delaware
STT, LLC	Delaware
Stuart & Co., L.L.C.	Delaware
Student Loan Corporation, The	Delaware
Suir Aircraft Ltd.	Japan
Sundance Investment, LLC	Delaware
Sweeney & Co., L.L.C.	Delaware
Sweet River Fund	Cayman Is.
Sweet River Fund Delaware LLC	Delaware
Sydney Aircraft Ltd.	Japan
T.I.M.L. S. DE R.L. DE C.V.	Mexico
Tampa Aircraft Ltd.	Japan
Targets Trust XIX	Delaware
Targets Trust XVII	Delaware
Targets Trust XVIII	Delaware
Targets Trust XX	Delaware
Targets Trust XXI	Delaware
Targets Trust XXII	Delaware

31 of 33

Targets Trust XXIII	Delaware
Targets Trust XXIV	Delaware
Targets Trust XXV	Delaware
Targets Trust XXVI	Delaware
Tarjetas de Chile S.A.	Chile
TCEP Participation Corp.	New York
TCP Corp.	Delaware
Tele Fundo de Investimento em Acoes	Brazil
Telecom Networks, Inc.	Delaware
Telinvest S.A.	Brazil
Tertius Nominees (Jersey) Limited	Jersey, Channel Is.
TGI Citigroup I Ltd.	Cayman Is.
TGI Citigroup II Ltd. Is.	Cayman
THC2 Loan Funding LLC	Delaware
The Associates Payroll Management Service Company, Inc.	Delaware
The Citigroup Private Bank Employee Co-Investment Program (Feeder), Ltd.	Cayman Is.
The Citigroup Private Bank Employee Co-Investment Program II, LP	Delaware
The CPB Employee Co-Investment Program (Feeder) II, Ltd.	Cayman Is.
The Geneva Companies, LLC	Delaware
The Geneva Group, LLC	Delaware
The Yield Book Inc.	Delaware
Third Bai Yun Aircraft Ltd.	Japan
Tishman Speyer European Strategic Office Fund L.P.	England
Tishman Speyer/Citigroup Alternative Investments Associates V (Domestic), L.L.C.	Delaware
Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, C.V.	Netherlands
Tishman Speyer/Citigroup Alternative Investments International Real Estate Venture V, L.P.	Delaware
Tishman Speyer/Citigroup Alternative Investments U.S. Real Estate Venture V, L.P.	Delaware
Towarzystwo Funduszy Inwestycyjnych BH S.A.	Poland
TranSouth Financial Corporation of Iowa	Iowa
Travelers Auto Leasing Corporation	Delaware
Travelers Group International LLC	Delaware
Tribeca Global Investments L.P.	Cayman Is.
Tribeca Global Management (Asia) Pte. Ltd.	Singapore
Tribeca Global Management (Europe) Ltd	United Kingdom
Tribeca Global Management LLC	Delaware
Triton Insurance Company	Missouri
Trumbull THC2 CFPI Loan Funding LLC	Delaware
TRV Employees Investments, Inc.	Delaware
TRV/RCM Corp.	Delaware
TST International Fund V CV, GP, L.L.C.	Delaware
TST International Fund V, GP, LLC	Delaware
Turavent Oil AG	Switzerland
Twelve Polo Realty, Inc.	New York
TwoStarz Trustee Limited	New Zealand
Tyler Limited	Cayman Is.
ULT CBNA Loan Funding LLC	Delaware
ULT CFPI Loan Funding LLC	Delaware
Umbrella Asset Services Hong Kong Limited	Hong Kong

32 of 33

Umbrella Asset Services Korea Ltd.	South Korea
Umbrella Hong Kong Finance Limited	Hong Kong
Uniao-Gerenciamento de Bens C. p. A.	Brazil
United States Auto Club, Motoring Division, Inc.	Indiana
Universal Bancorp Services, Inc.	Delaware
Universal Card Services LLC	Delaware
Universal Financial Corp.	Utah
Verdugo Trustee Service Corporation	California
Verochris Corporation	Delaware
Vialattea LLC	Delaware
Vidacos Nominees Limited	England
Vidapass, Sociedad Anonima de Capital Variable	Mexico
Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
VT Finance, Inc.	Delaware
Warrington GP LLC	Delaware
Warrington LP LLC	Delaware
Wasco Funding Corp.	New York
Washington & Watts LLC	Delaware
Washington Aircraft Ltd.	Japan
Watchguard Registration Services, Inc.	Indiana
WAVE CBNA Loan Funding LLC	Delaware
WAVE CFPI Loan Funding LLC	Delaware
Weber & Co., L.L.C.	Delaware
Wertheim Energy Corporation	Delaware
West Ocean II, LLC	Delaware
Western and Clay LLC	Delaware
Winthorpe LLC	Delaware
World Equity Partners, L.P.	Delaware
World Subordinated Debt Partners, L.P.	Delaware
Worldwide Sales & Advisory Sdn. Bhd.	Malaysia
Yonder Investment Corporation	Delaware
Yorkville CBNA Loan Funding LLC	Delaware
Yorkville CFPI Loan Funding LLC	Delaware
Yugen Kaisha Aries Credit Management	Japan
Yugen Kaisha Equus Credit Management	Japan
Yugen Kaisha Falco Credit Management	Japan
Yugen Kaisha New Harbor Property Holdings	Japan
Yugen Kaisha New Toko Hotel Management	Japan
ZAO "Citigroup Global Markets"	Russia
ZAO KB "Citibank"	Russia
Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany
Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co. Finanzierungs-Management KG	Germany

i
California Commerce Bank changed its name to "Citibank (Banamex USA)" effective January 3, 2006.

ii
Citigroup Inc. owns 50% of CitiStreet LLC and its subsidiaries (*) in joint venture with State Street Corporation

33 of 33

QuickLinks

Citigroup Inc. Principal Subsidiaries as of December 31, 2005